SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): November 23, 2010
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CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 683-5900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On November 23, 2010, Church & Dwight Co., Inc. (the “Company”) notified the holders of its 6.00% Senior Subordinated Notes due 2012 (the “Notes”) that the Company will redeem $250 million aggregate principal amount of the Notes outstanding on December 30, 2010 (the “Redemption Date”) in accordance with the terms and conditions of the indenture governing the Notes. The Notes will be redeemed at a price equal to 100.000% of the principal amount of the Notes, plus accrued and unpaid interest up to, but not including, the Redemption Date. Upon completion of the redemption on the Redemption Date, there will be no Notes outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	November 30, 2010	By:	/s/ Matthew T. Farrell
		Name:	Matthew T. Farrell
		Title:	Executive Vice President Finance and Chief Financial Officer